Exhibit 10.23
CHANGE IN TERMS AGREEMENT

Principal $3,517,572.00	Loan Date 04-23-2007	Maturity 03-23-2008	Loan No 3787	Call / Coll 2200	Account	Officer 242	Initials

References in the shaded area are for Lender’s use only and do not limit the applicability of this document to any particular loan or item. Any item above containing “***” has been omitted due to text length limitations.

Borrower:	Homeland Energy Solutions, LLC (TIN: 48-1200438) 106 W Main, PO Box C Riceville, IA 50466	Lender:	Home Federal Savings Bank Business Banking 1016 Civic Center Dr NW Suite 300 Rochester, MN 55901

Principal Amount: $3,517,572.00	Interest Rate: 8.250%	Date of Agreement: April 23, 2007
DESCRIPTION OF EXISTING INDEBTEDNESS. That certain Promissory Note dated March 23, 2007 in the original principal amount of $3,517,572.00.
DESCRIPTION OF COLLATERAL. Mortgage dated March 23, 2007 and Assignments of Deposit Accounts dated March 23, 2007.
DESCRIPTION OF CHANGE IN TERMS. Change the payment from interest only monthly to a single pay note with principal and interest due at maturity. All other terms and conditions remain the same.
PAYMENT. Borrower will pay this loan in one principal payment of $3,517,572.00 plus interest on March 23, 2008. This payment due on March 23, 2008, will be for all principal and all accrued interest not yet paid.
CONTINUING VALIDITY. Except as expressly changed by this Agreement, the terms of the original obligation or obligations, including all agreements evidenced or securing the obligation(s), remain unchanged and in full force and effect. Consent by Lender to this Agreement does not waive Lender’s right to strict performance of the obligation(s) as changed, nor obligate Lender to make any future change in terms. Nothing in this Agreement will constitute a satisfaction of the obligation(s). It is the intention of Lender to retain as liable parties all makers and endorsers of the original obligations), including accommodation parties, unless a party is expressly released by Lender in writing. Any maker or endorser, including accommodation makers, will not be released by virtue of this Agreement. If any person who signed the original obligation does not sign this Agreement below, then all persons signing below acknowledge that this Agreement is given conditionally, based on the representation to Lender that the non-signing party consents to the changes and provisions of this Agreement or otherwise will not be released by it. This waiver applies not only to any initial extension, modification or release, but also to all such subsequent actions.
PRIOR TO SIGNING THIS AGREEMENT, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS AGREEMENT. BORROWER AGREES TO THE TERMS OF THE AGREEMENT.
BORROWER ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THIS CHANGE IN TERMS AGREEMENT AND ALL OTHER DOCUMENTS RELATING TO THIS DEBT.
BORROWER:
HOMELAND ENERGY SOLUTIONS, LLC

By:	/s/ Stephen K. Eastman	By:	/s/ Bernard Retterath

	Steve Eastman, President of Homeland Energy Solutions, LLC		Bernard Retterath, Treasurer of Homeland Energy Solutions, LLC

DISBURSEMENT REQUEST AND AUTHORIZATION

Principal $3,517,572.00	Loan Date 04-23-2007	Maturity 03-23-2008	Loan No 3787	Call / Coll 2200	Account	Officer 242	Initials

References in the shaded area are for Lender’s use only and do not limit the applicability of this document to any particular loan or item. Any item above containing “***” has been omitted due to text length limitations.

Borrower:	Homeland Energy Solutions, LLC (TIN: 48-1200438) 106 W Main, PO Box C Riceville, IA 50466	Lender:	Home Federal Savings Bank Business Banking 1016 Civic Center Dr NW Suite 300 Rochester, MN 55901
LOAN TYPE. This is a Fixed Rate (8.250%) Nondisclosable Loan to a Limited Liability Company for $3,517,572.00 due on March 23, 2008. This is a secured renewal loan.
PRIMARY PURPOSE OF LOAN. The primary purpose of this loan is for:
☐ Personal, Family, or Household Purposes or Personal Investment.
☑ Business (Including Real Estate Investment).
SPECIFIC PURPOSE. The specific purpose of this loan is: CIT: Change the payment from interest only monthly to a single pay note with principal and interest due at maturity. All other terms and conditions remain the same.
DISBURSEMENT INSTRUCTIONS. Borrower understands that no loan proceeds will be disbursed until all of Lender’s conditions for making the loan have been satisfied. Please disburse the loan proceeds of $3,517,572.00 as follows:

Other Disbursements:	$3,517,572.00
$3,517,572.00 Funds already disbursed

Note Principal:	$3,517,572.00
BORROWER ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THIS DISBURSEMENT REQUEST AND AUTHORIZATION AND ALL OTHER DOCUMENTS RELATING TO THIS DEBT.
FINANCIAL CONDITION. BY SIGNING THIS AUTHORIZATION, BORROWER REPRESENTS AND WARRANTS TO LENDER THAT THE INFORMATION PROVIDED ABOVE IS TRUE AND CORRECT AND THAT THERE HAS BEEN NO MATERIAL ADVERSE CHANGE IN BORROWER’S FINANCIAL CONDITION AS DISCLOSED IN BORROWER’S MOST RECENT FINANCIAL STATEMENT TO LENDER. THIS AUTHORIZATION IS DATED APRIL 23, 2007.
BORROWER:
HOMELAND ENERGY SOLUTIONS, LLC

By:	/s/ Stephen K. Eastman	By:	/s/ Bernard Retterath

	Steve Eastman, President of Homeland Energy Solutions, LLC		Bernard Retterath, Treasurer of Homeland Energy Solutions, LLC